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                                  July 16, 1999

IFR SYSTEMS, INC.
10200 West York Street
Wichita, KS  67215
Attention:   Chief Financial Officer

Dear Sir:

                  Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among IFR Systems, Inc., a Delaware corporation (the "BORROWER"), the lenders from time to time parties thereto (collectively, the "LENDERS") and The First National Bank of Chicago, as one of the Lenders and in its capacity as contractual representative (the "AGENT") on behalf of itself and the other Lenders, as amended by an Amendment No. 1 and Waiver, an Amendment No. 2 and an Amendment No. 3, dated as of November 3, 1998, March 31, 1999 and June 25, 1999, respectively (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

                  The Borrower has informed the Lenders that it has consummated the sale of the OTM Division, and in connection therewith has caused the proceeds of the sale of the OTM Division to be placed in escrow pending the expiration and termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In accordance with the provisions of SECTION 10.3 of the Credit Agreement, the Borrower has requested that, subject to the terms hereof and only so long as such proceeds remain in escrow, the Required Lenders waive any default arising solely from the Borrower's failure to maintain a Leverage Ratio less than 5.75 to 1.00 for the fiscal quarter ending June 30, 1999.

                  The Required Lenders hereby agree to such waiver.

                                            Very truly yours,


                                 THE FIRST NATIONAL BANK OF
                                 CHICAGO, as Agent and as Lender

                                 By:
                                     -------------------------------
                                      Name:
                                      Title:



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                                 INTRUST BANK, as a Lender

                                 By:
                                     -------------------------------
                                      Name:
                                      Title:


                                 THE BANK OF NOVA SCOTIA, as a Lender

                                 By:
                                     -------------------------------
                                      Name:
                                      Title:


                                 HARRIS TRUST AND SAVINGS BANK, as a Lender

                                 By:
                                     -------------------------------
                                      Name:
                                      Title:


                                 NATIONAL WESTMINSTER BANK PLC, as a Lender

                                 By:
                                     -------------------------------
                                      Name:
                                      Title:


                                 UNION BANK OF CALIFORNIA, N.A., as a Lender

                                 By:
                                     -------------------------------
                                      Name:
                                      Title:


                                 LLOYDS BANK PLC, as a Lender

                                 By:
                                     -------------------------------
                                      Name:
                                      Title:


WAIVER DATED JULY 16, 1999